Exhibit 10.1

                                               [_____], 2007

China Pacific Acquisition Corp.
43/F Jardine House
1 Connaught Place
Hong Kong, China

WR Hambrecht + Co, LLC
539 Bryant Street
San Francisco, California  94107

        Re:     INITIAL PUBLIC OFFERING

Gentlemen:

        The undersigned officer and director of China Pacific Acquisition Corp., a Delaware corporation (the "COMPANY"), in consideration of WR Hambrecht + Co, LLC's ("WRH") entering into a letter of intent (the "LETTER OF INTENT") to underwrite an initial public offering (the "IPO") of the Company's units (the "UNITS"), each composed of one share of the Company's common stock, par value $.0005 per share (the "COMMON STOCK"), and one warrant which is exercisable for one share of Common Stock (a "WARRANT") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

        1. If the Company solicits approval of its stockholders of a Business Combination or Extended Period, the undersigned will vote all his Insider Shares in favor of such Business Combination or such Extended Period. If the Company solicits approval of its stockholders for dissolution and a plan of distribution of assets, the undersigned will vote all shares of common stock owned by him in favor of such plan. Notwithstanding the foregoing, in the event that the Company shall simultaneously solicit the approval of its stockholders for both (i) a Business Combination or an Extended Period or (ii) for dissolution and a plan of distribution of assets, the undersigned will vote his or its shares in favor of such Business Combination or such Extended Period. In addition, the undersigned hereby waives his right to exercise redemption rights with respect to any shares of Common Stock owned by the undersigned, directly or indirectly, and agrees that he will not seek redemption with respect to such shares in connection with any vote to approve a Business Combination (as is more fully described in the Company's prospectus relating to the IPO).

        2. In the event that the Company fails to consummate a Business Combination within (i) 18 months from the effective date ("EFFECTIVE DATE") of the registration statement relating to the IPO (the "REGISTRATION STATEMENT"),
(ii) 24 months from the Effective Date, if the Company has entered into a letter of intent or definitive agreement with respect to a Business Combination within 18 months from the Effective Date, or (iii) 36 months from the Effective Date, if the stockholders have approved the Extended Period, the undersigned will take all reasonable actions within his or its power to (a) cause the Trust Account to be liquidated and distributed to the holders of the IPO Shares as soon as practicable and (b) cause the Company to dissolve and liquidate as soon as practicable (the earliest date on which the conditions in clauses (a) and (b) are both satisfied being the "LIQUIDATION DATE"). The undersigned hereby waives any and all right, title, interest or claim of

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any  kind in or to any  distributions  of the  Trust  Account,  or to any  other amounts distributed in connection with a liquidating distribution of the Company including with respect to his Insider Securities ("CLAIM") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

        3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to WRH that the business combination is fair to the Company's stockholders from a financial perspective.

                4. [[FOR ALL INSIDER LETTERS OTHER THAN THAT OF DATO' SIN JUST WONG:]Neither the undersigned, any member of the family or affiliate of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination. Neither the undersigned, any member of the family or affiliate of the undersigned will be entitled to receive and will not accept a finder's fee or any other compensation from the Company or any other person or entity in the event the undersigned, any member of the family or affiliate of the undersigned originates a Business Combination. The undersigned shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination. In addition, the undersigned, together with the other initial directors of the Company, has agreed to advance up to $500,000 to the Company pursuant to a non-interest bearing promissory note, dated June 20, 2007, which shall be used to pay a portion of the expenses related to the IPO. The loan is due and payable on the earlier to occur of (i) June 20, 2008 and (ii) the consummation of the IPO and will be repaid out of the net proceeds of the IPO not placed in the trust account.]



                [[FOR THE INSIDER LETTER OF DATO' SIN JUST WONG:] Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination. Neither the undersigned, any member of the family or affiliate of the undersigned will be entitled to receive and will not accept a finder's fee or any other compensation from the Company or any other person or entity in the event the undersigned, any member of the family or affiliate of the undersigned originates a Business Combination. Notwithstanding the foregoing, commencing on the Effective Date, SBI-e2 Capital ("RELATED PARTY"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination. In addition, the undersigned, together with the other initial directors of the Company, has agreed to advance up to $500,000 to the Company pursuant to a non-interest bearing promissory note, dated June 20, 2007, which shall be used to the earlier to occur if (i) June 20, 2008 and (ii) pay a portion of the expenses related to the IPO. The loan is due and payable on the earlier to occur of (i) June 20, 2008 and (ii) the consummation of the IPO and will be repaid out of the net proceeds of the IPO not placed in the trust account.]

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        5.      Neither  the  undersigned,  any  member  of  the  family  of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

        6. The undersigned is, or prior to the Effective Date shall be, the owner of record and beneficial owner of _______ shares of Common Stock (the "FOUNDER'S SHARES") and ________ Warrants (together with any shares of Common Stock issuable upon exercise of the Warrants, the "INSIDER SECURITIES"). The undersigned will escrow his Insider Securities in accordance with, and subject to, the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent as follows: all Insider Securities shall be subject to restrictions on resale from the Effective Date through the date six months following the date of the consummation of a Business Combination (the "LOCK-UP PERIOD"):

        7. I agree to serve as the [___________] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and WRH included in the S-1 Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned's Questionnaire furnished to the Company and WRH is true and accurate in all respects. The undersigned represents and warrants that:

                (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

                (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

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                (c)     he has never been suspended or expelled from  membership
in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

        8. The undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as an officer of the Company.

        9. I authorize any employer, financial institution, or consumer credit reporting agency to release to WRH and their respective legal representatives or agents (including any investigative search firm retained by WRH) any information they may have about the background and finances of the undersigned (the "INFORMATION"). Neither WRH nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases WRH from liability for any damage whatsoever in that connection.

        10. The undersigned agrees to indemnify and hold harmless the Company, jointly and severally with the other officers of the Company, against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of (i) any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or (ii) any claim by any prospective target that the Company did not pay or reimburse such target for the fees and expenses of third party providers of services (such as accountants, consultants and attorneys) to the target that the Company agreed in writing with the target to be liable for, in accordance with the terms of such agreement, if such person or entity does not provide a valid and enforceable waiver to rights or claims to the Trust Account so as to ensure that the proceeds in the Trust Account are not reduced by the claims of such persons that are owed money by the Company for services rendered or products sold to the Company, but in each case only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Account (or, in the event that such claim arises after the distribution of the Trust Account, to the extent necessary to ensure that the Company's former stockholders, other than the officers of the Company, are not liable for any amount of such loss, liability, claim, damage or expense).

        11. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to provide to the Company a right of first refusal (the "ROFR") with respect to Business Combination opportunities in the specific sectors identified in the prospectus included in the Registration Statement at the Effective Date, which are not the only sections in which the Company may seek a Business Combination. The ROFR shall be in effect from the earlier to occur of (1) the consummation of a Business Combination and (2) the dissolution and liquidation of the Company if it fails to consummate a Business Combination as described in the prospectus included in the Registration Statement at the Effective Date.

        12. As used herein, (i) a "BUSINESS COMBINATION" shall mean the initial acquisition or concurrent acquisitions, as the case may be, by the Company, whether by merger,

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capital stock  exchange,  stock  purchase,  asset  acquisition  or other similar business combination, of an operating business or businesses, as the case may be, having primary business operations in the People's Republic of China; (ii) "INSIDERS" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "TRUST ACCOUNT" shall mean the trust account established pursuant to the Investment Management Trust Agreement, between Continental Stock Transfer & Trust Company and the Company; and (iv) "Extended Period" shall mean the 12-month extension, for which the company must seek stockholder approval, in the event that it fails to consummate a Business Combination within 24 months of the Effective Date.

        [12.][13.] The undersigned acknowledges and understands that the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render WRH a representative of, or a fiduciary with respect to, the Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

        [13.][14.] This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the consummation of the Business Combination and (ii) the
Liquidation  Date;   PROVIDED  that  such  termination  shall  not  relieve  the undersigned from liability for any breach of this agreement prior to its termination and PROVIDED, FURTHER that Section 10 of this letter agreement shall survive a termination pursuant to clause (ii).

        [15.][16.] This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

                            [SIGNATURE PAGE FOLLOWS]

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    The undersigned hereby executes this letter agreement as of [_____], 2007.



                                               ---------------------------------
                                               Name:


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